                                                                   EXHIBIT 10.25



[DOCUMENT SCIENCES LOGO]
                                                6333 Greenwich Drive, Suite 200
                                                            San Diego, CA 92130
                                                      Telephone: (619) 625-2000
                                                      Facsimile: (619) 625-3031
-------------------------------------------------------------------------------

              COOPERATIVE MARKETING AND CUSTOMER SUPPORT AGREEMENT


Whereas Document Sciences Corporation, ("DOCUMENT SCIENCES") wishes to engage Xerox Canada Ltd., ("XEROX") as a non-exclusive Cooperative Marketing Partner, and whereas, XEROX has insight concerning the identity of prospects in the Territory and has knowledge concerning the applicability of DOCUMENT SCIENCES products to the business of such prospects and whereas, XEROX has expertise and skill in installation, training and support of DOCUMENT SCIENCES Products: Now, therefore DOCUMENT SCIENCES and XEROX agree as follows:

TABLE OF CONTENTS                                    EXHIBITS
-----------------                                    --------
Article I      Definitions                           Exhibit A   Products
Article II     Term                                  Exhibit B   Territory
Article III    Responsibilities of the Parties       Exhibit C   Sample Customer Identification Form
Article IV     Contract Administration               Exhibit D   Fee Schedule
Article V      Customer Support                      Exhibit E   DOCUMENT SCIENCES End User
Article VI     Fees and Order Processing                         Software License and Support Agreement
Article VII    Confidential Information              Exhibit F   Product and Services Pricing Schedule
Article VIII   Trademarks and Logos                  Exhibit G   Software Support Agreement
Article IX     Indemnification and Warranties        Exhibit H   Sample Customer Configuration Form
Article X      Termination                           Exhibit I   Sample License Termination Letter
Article XI     General Provisions

DOCUMENT SCIENCES and XEROX agree that the terms and conditions of this Agreement will govern the Cooperative Marketing and Customer Support Activities. This Agreement is entered into by and between DOCUMENT SCIENCES and XEROX as of July 1, 1997.

The parties acknowledge that they have read this Agreement as well as the Exhibits and agree to be bound by all terms and conditions.

DOCUMENT SCIENCES CORPORATION               XEROX CANADA LTD.

By:       /s/     [SIG]                     By:     /s/     [SIG]
          ---------------------------               ----------------------------

Date:     7/24/97                           Date:         [ILLEGIBLE]
          ---------------------------               ----------------------------

Name:     Tony N. Domit                     Name:   William B. Albino
          President & CEO                   Title:  Vice President & General Manager
                                                    Production Systems Group

Address:  Document Sciences Corporation    Address: Xerox Canada Ltd.
          6333 Greenwich Drive, Suite 200           5650 Yonge Street
          San Diego, CA 92122                       North York, Ontario, M2M 4G7

Phone:    (619) 625-2000                   Phone:  (416) 733-6331
FAX:      (619) 625-3031                   FAX:    (416) 733-6431


                             ARTICLE 1. DEFINITIONS

1.01 Confidential Information. All confidential and proprietary information which in any way relates to the function, description, or operation of DOCUMENT SCIENCES Products, including without limitation, data, designs, processes, specifications, software in both source and object code and trade secrets, together with non-public information such as that relating to suppliers, service information, know how, product program schedules, project plans, financial projections, business correspondence and such other similar non-public information.

1.02 Customer. An end-user customer in the Territory who licenses DOCUMENT SCIENCES Products for its own use and not for remarketing, and who is referred to DOCUMENT SCIENCES by XEROX and identified on a Customer Identification Form, Exhibit C, or who licenses DOCUMENT SCIENCES PRODUCTS through a XEROX Order Agreement.

1.03    Effective Date. The date first above written.

1.04    Products. Products identified in Exhibit A.

1.05 Territory. The geographic or market coverage areas identified in Exhibit B.

1.06 End-User License. DOCUMENT SCIENCES's standard Software License and Software Support Agreement, Exhibit E.

                               ARTICLE II - TERM

2.01 Term. Subject to earlier termination as provided in Article X, the term of this Agreement will commence on the Effective Date and will be for a period of six (6) months, subject to automatic successive six (6) month renewal periods. Provided, however, either party may terminate this Agreement at any time without cause, upon ninety (90) days written notice of termination to the other party.

                 ARTICLE III - RESPONSIBILITIES OF THE PARTIES

3.01 Joint Responsibilities. (a) XEROX and DOCUMENT SCIENCES will each appoint a manager ("Program Manager") to oversee the program. These managers will be responsible for (a) developing, implementing, and supporting joint marketing programs in the Territory; (b) evaluating joint marketing programs semi-annually to determine effectiveness; (c) devoting time to drive joint marketing programs.

3.02 XEROX Responsibilities. (a) XEROX will identify sales prospects and make referrals of prospects to DOCUMENT SCIENCES in the Territory; (b) XEROX will designate a Program Manager who will devote approximately 25% of their time to implement joint programs into the XEROX Customer Business Units (CBUs) in order to maintain Customer and XEROX awareness of DOCUMENT SCIENCES Products; (c) XEROX will list DOCUMENT SCIENCES Product prices in Canadian dollars on XEROX' Pricing Information Documentation and will reflect quarterly changes thereto.

3.03 DOCUMENT SCIENCES Responsibilities. (a) DOCUMENT SCIENCES will provide a monthly status report on all XEROX referred active prospects and support only prospects in the Territory to XEROX; (b) DOCUMENT SCIENCES will establish prices for Products at published US prices plus 10% and will notify XEROX in writing 90 days in advance of any price changes; (c) DOCUMENT SCIENCES will prepare and distribute periodic publications and bulletins to all XEROX CSC's, Analysts, BGU Staff, and Technical Support; (d) DOCUMENT SCIENCES will develop and conduct, at a location and time designated by DOCUMENT SCIENCES, an annual one (1) week Technical Support training program for XEROX Technical Support staff and provide written logistical information regarding the event ninety
(90) days in advance; (e) DOCUMENT SCIENCES Sales Representatives will work with XEROX Customer Business Units (CBU's), within a timely manner, to provide
(i) product and application training; (ii) proposal writing support; (iii) customer call assistance; (iv) trade show facilitation and support; (v) customer pre-sale application analysis and development; and (vi) customer presentations; and (f) DOCUMENT SCIENCES will provide software maintenance pursuant to and in accordance with the Software Maintenance Agreement attached as Exhibit G. It is understood and agreed that DOCUMENT SCIENCES Representatives will make best possible efforts to ensure all commitments to XEROX staff and Customers are delivered within the committed timeframes. DOCUMENT SCIENCES agrees to notify and solicit input from XEROX' Production Systems Group regarding any proposed deviation from standard pricing.

                      ARTICLE IV - CONTRACT ADMINISTRATION

4.01 XEROX agrees to provide the following contract administration services on behalf of DOCUMENT SCIENCES for all transactions resulting from identified sales prospects referred to DOCUMENT SCIENCES: (i) Obtain signed End-User License from Customer; (ii) Prepare and submit to Customer an invoice in Canadian Dollars for the total price of the transaction; (iii) Collect accounts receivable from Customers; (iv) Prepare and submit to Customer annual invoice for Annual License Fee; (v) XEROX will remit DOCUMENT SCIENCES's portion of Annual License Fees invoiced during a calendar quarter within thirty (30) days after the end of the quarter.

                          ARTICLE V - CUSTOMER SUPPORT

5.01 XEROX agrees to provide a minimum of two dedicated support employees to assist Customers with initial product installation, if required, telephone hot-line support, post-sale technical support and required customer training for all Core Products indicated in Exhibit A. Employees shall maintain up-to-date product knowledge on existing and new product enhancements through periodic DOCUMENT SCIENCES publications and bulletins and through participation in annual one week training programs conducted at a time and location to be designated by DOCUMENT SCIENCES.

5.02 XEROX will have the following obligations for all Core Products, as listed in Exhibit A: (a) Provide support to all Customers in the Territory including, without limitation (i) on-site installation of the Products, if required, or support sufficient to enable the Customers to install the Products themselves; (ii) customer training regarding operation of the Products; (iii) telephone hot-line support from 8:30 a.m. to 5 p.m. EST, Monday to Friday; (b) Promptly inform DOCUMENT SCIENCES about new problems or errors with any of the Products which are reported by Customers or discovered by XEROX. XEROX may, at its sole discretion, provide product based application consulting to customers in the Territory provided the individuals providing such consulting have been adequately trained to do so; any fees payable for such consulting shall be for Xerox account.

5.03 DOCUMENT SCIENCES will use reasonable efforts to resolve extraordinary technical problems or errors with any Products which are identified by XEROX and which XEROX is unable to resolve. DOCUMENT SCIENCES will respond to XEROX within the timeframes outlined below:

Severity 1 (The system is down and or the
 user has no production capability)....................Within 4 business hours

Severity 2 (The systems is up but production
 capability is seriously degraded).....................Within 12 business hours

Severity 3 (The systems is up but production
 capability is reduced)................................Within 18 business hours

Severity 4 (The systems is up with no significant
 impact to production)................................Within 24 business hours

DOCUMENT SCIENCES will provide XEROX with a report on the status of Severity 1 problems once per business day.

Each problem or error must be identified by telephone or, when appropriate, in writing and faxed to DOCUMENT SCIENCES designated support person or fax number in San Diego, CA. DOCUMENT SCIENCES does not guarantee it will be able to resolve all identified problems or errors.

                     ARTICLE VI - FEES AND ORDER PROCESSING

6.01 DOCUMENT SCIENCES agrees to pay fees to XEROX for all qualified Customer lead referrals or Customer orders on XEROX Order Agreements according to the following: (a) 10% of all Product initial license revenue, as listed in Exhibit A; (b) Training fees in accordance with fees listed on Exhibit D for all training designated to be delivered with Product initial licenses; (c) Support fees in accordance with fees listed on Exhibit D for all Core Products listed on Exhibit A; (d) DOCUMENT SCIENCES will remit fees earned during each calendar quarter to XEROX within thirty (30) days after the end of a quarter.

6.02 Upon receipt of XEROX order form and End-User License (Exhibit E) signed by Customer, DOCUMENT SCIENCES will ship Product according to XEROX order form information.

6.03 DOCUMENT SCIENCES will submit invoices in US dollars to XEROX for the Product initial license fee. Invoices are payable in US dollars upon receipt and are considered delinquent if not paid within thirty (30) days of receipt. If under applicable law, Xerox is required to withhold tax or any amount from any payment to Document Sciences, the amount will be withheld and remitted to Revenue Canada. For greater certainty, the amount withheld is not subject to reimbursement to Document Sciences by Xerox.

Invoices will be faxed to:    Xerox Canada Ltd.
                              5650 Yonge Street
                              North York, Ontario
                              M2M 4G7
                              Attention: Production Systems Group, Financial
                                         Analyst (416) 733-6431

6.04      Product Acceptance: DOCUMENT SCIENCES warrants its products as per
Section 9.03 in this Agreement. Any other Customer Acceptance terms must be individually negotiated and accepted by DOCUMENT SCIENCES in writing prior to order acceptance.

6.05 In the event that DOCUMENT SCIENCES for any reason reverses a License transaction of any DOCUMENT SCIENCES Product and the DOCUMENT SCIENCES Product is returned to XEROX, DOCUMENT SCIENCES will refund all money from the original customer invoice less any referral or support fees paid to XEROX. XEROX will forward the original amount of the License invoice to the Customer and forward the returned Product to DOCUMENT SCIENCES. Prior to refunding any money, the Customer must sign and return to DOCUMENT SCIENCES a License Termination Form,
Exhibit I. DOCUMENT SCIENCES retains sole authority regarding any decision to reverse a DOCUMENT SCIENCES Product License transaction.

                     ARTICLE VII - CONFIDENTIAL INFORMATION

7.01 Both parties agree that it may be necessary from time to time to exchange Confidential Information.

7.02 XEROX and DOCUMENT SCIENCES agree to safeguard all Confidential Information received or to be received from each other and will not disclose such information to any third party without the prior authorization from the other, and will further restrict circulation of Confidential Information within its organization except to the extent necessary to fulfill the purpose of this Agreement. All Confidential Information will remain the property of the disclosing party.

7.03 In order to be subject to the provisions of this Article VII, Confidential Information which is to be disclosed after the Effective Date must be disclosed either: (i) by written or electronic communication which is appropriate labeled so as to give reasonable notice to anyone reading the communication that the contents thereof are confidential and proprietary or,
(ii) by oral disclosure, in which case the party making the disclosure must, at the time the disclosure is made, state to the recipients thereof that the contents of the disclosure are confidential and proprietary, and must further reduce the confidential and proprietary contents of the disclosure to a written or electronic communication, appropriately labeled as required by clause (i) above, which is delivered to said recipients within ten (10) days after the oral disclosure of execution of this Agreement, whichever is later.

7.04 The receiving party will be released from the obligations of Article VII with respect to any particular portion of Confidential Information when:
(a) the receiving party can document that: (i) it was in the public domain at the time of the disclosing party's communication thereof to the receiving party, (ii) it entered the public domain through no fault of the receiving party subsequent to the time of the disclosing party's communication thereof to the receiving party, (iii) it was in the receiving party's possession free of any obligation of confidence at the time of the disclosing party's communication thereof to the receiving party, (iv) it was rightfully communicated to the receiving party free of any obligation of confidence subsequent to the time of the disclosing party's communication thereof to the receiving party, or (v) it was independently developed by the receiving party without reference to the Confidential Information of the disclosing party; or (b) it is communicated by the disclosing party to a third party free of any obligation of confidence; or
(c) it is after three (3) years after the disclosing party's communication thereof to the receiving party.

7.05 All materials including, without limitation, documents, drawings, models, sketches, designs, and lists furnished to one party by another and which are designated in writing to be the property of such party will remain the property of such party and will be returned to such party promptly at its request with all copies made thereof.

                      ARTICLE VIII - TRADEMARKS AND LOGOS

8.01 The trademarks and trade names under which DOCUMENT SCIENCES markets Products will remain the exclusive property of DOCUMENT SCIENCES. This Agreement gives XEROX no rights therein except that during the term of this Agreement DOCUMENT SCIENCES grants to XEROX a restricted license to reproduce such trademarks and trade names in publications and under written terms and conditions as may hereafter be approved by DOCUMENT SCIENCES.

                  ARTICLE IX - INDEMNIFICATION AND WARRANTIES


9.01 Intellectual property. DOCUMENT SCIENCES represents and warrants to the other that it has sufficient right, title and interest in and to the Products to enter into this Agreement and further warrants that it is not aware that its Products infringe any patent, copyright or other proprietary right of a third party and that it has not been notified by a third party of a possibility that its Products might infringe any patent, copyright or other proprietary right of a third party.

9.02 General. DOCUMENT SCIENCES will defend and hold harmless XEROX from, and pay any amount due, any claim, action or other proceeding brought against XEROX arising from the use and marketing of the Products, providing that XEROX promptly notifies DOCUMENT SCIENCES in writing of any action or claim, allows DOCUMENT SCIENCES at its expense. to direct the defense, gives DOCUMENT SCIENCES sufficient information and reasonable assistance required to defend such suit, claim or proceeding, but at no out-of-pocket expense to XEROX, and allows DOCUMENT SCIENCES to pay any judgment, provided further that DOCUMENT SCIENCES will have no liability for any claim, action or other proceeding based upon acts or omissions by XEROX or for settlements or costs incurred without the knowledge of DOCUMENT SCIENCES. To avoid infringement DOCUMENT SCIENCES may at DOCUMENT SCIENCE'S option, and at no charge to XEROX, obtain a license, or modify the Products so that they no longer infringe, but only if the modification is still an equivalent of the Products, or substitute an equivalent of the Products.


                            ARTICLE X - TERMINATION


10.01 Termination for Cause. (a) Either party may terminate this Agreement upon written notice of termination to the other party in any of the following events: (i) the other party materially breaches this Agreement and such breach remains uncured for thirty (30) days following written notice of breach by the terminating party; provided, however, that in the case of a repeat of a material breach earlier cured, the new cure period will be ten (10) days; or
(ii) causes beyond the reasonable control of the other party delay its performance for more than thirty (30) days; provided, however, that in the case of a repeated force majeure delay earlier cured, the new cure period will be ten (10 days; or (iii) a petition for relief under any bankruptcy legislation is filed by or against the other party, or the other party makes an assignment for the benefit of creditors. or a receiver is appointed for all or a substantial part of the other party's assets, and such petition, assignment or appointment is not dismissed or vacated within thirty (30) days; of (iv) change in majority ownership or change of control of the other party. (b) Either party may terminate this Agreement without cause, upon ninety days written notice of termination to the other party.

10.02 Survival. The provisions of this Agreement will, to the extent applicable, survive the expiration or any termination hereof.


                        ARTICLE XI - GENERAL PROVISIONS


11.01 LIMITATION OF LIABILITY, EXCEPT AS SET FORTH HEREIN, NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, WHETHER ARISING IN CONTRACT OR IN TORT (INCLUDING BUT NOT LIMITED TO NEGLIGENCE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.

11.02 Relationship of the Parties. (a) Both parties agree that they are independent and neither is authorized to make any commitment or representation in the other's behalf. (b) During the term of this Agreement, both parties agree that the terms "partner" or "partnership", used in reference to this Agreement be used to describe the Cooperative Marketing and Customer Support relationship between the parties and do not describe or express an implied legal status of partners or joint venturers. Under no circumstances shall any of the employees of one party be deemed the employees of the other for any purpose.

11.03 Government Compliance. Each party will comply fully with all federal, state, provincial, and local laws and regulations relating to its obligations under this Agreement.

11.04 Force Majeure Except as otherwise provided herein, neither party will be liable to the other for its failure to perform any of its obligations hereunder during any period in which such performance is delayed by circumstances beyond its reasonable control, provided that the party experiencing such delay promptly notified the other party of the delay. In the event that such a delay by a party


                                  Page 5 of 21
               Document Sciences Corporation - Xerox Canada Ltd.
              Cooperative Marketing and Customer Support Agreement
                                  July 1, 1997
continues for more than sixty (60) days, the other party may, at its sole option, and in addition to its other rights and remedies under this Agreement or at law or in equity, suspend its obligations under this Agreement during the period of delay.

11.05 Headings. The headings and titles of the Articles of this Agreement are inserted for convenience only and will not affect the construction or interpretation of any provision.

11.06 Amendment. This Agreement may be amended only by a written agreement duly signed by authorized representatives of both parties.

11.07 Assignment. Neither party will assign this Agreement or any rights and obligations thereunder to any third party without the express written permission of the other party.

11.08 Severability If any provision of this Agreement is held invalid by any law, rule, order or regulation of any government, or by the final determination of any state or federal court, such invalidity will not affect the enforceability of any other provisions not held to be invalid.

11.09 Waiver. Any delay by either party to exercise any right or remedy under this Agreement will not be construed to be a waiver of any other right or remedy hereunder. All of the rights of either party under this Agreement will be cumulative and may be exercised separately or concurrently.

11.10 Alternate Dispute Resolution. The parties will attempt to resolve any dispute, controversy or claim arising under this Agreement in a non-judicial manner and forum. Any such dispute, controversy, or claim hereunder will be initially referred to resolution to the respective parties' representatives. If such individuals cannot resolve the matter with sixty (60) days after the matter in dispute has been submitted to them for resolution, then the matter will be referred to one corporate Vice President of each of the parties for resolution within a subsequent sixty (60) day period.

11.11 Controlling Law. This Agreement will be governed by and construed in all respects in accordance with the laws of the Ontario, Canada.

11.12 Entire Agreement. This Agreement constitutes the entire agreement of the parties as to the subject matter hereof and supersedes any and all prior oral or written memoranda, understandings and agreements as to such subject matter.

11.13 Publicity; Neither party will publicly disclose any information concerning this Agreement without the prior written consent of the other party.

11.14 Other Distribution: DOCUMENT SCIENCES may consider additional distribution channels in the Territory in order to access markets or sales opportunities where XEROX would not normally be involved. Should this occur, DOCUMENT SCIENCES would not pay XEROX referral fees for orders received through these alternate channels but would pay support fees as outlined in Exhibit
D should such services be required. XEROX would, however, always receive pricing which is as favorable as that made to any other distribution channel in the Territory.

11.15 Ethical Standards: Each party agrees that, with respect to its performance under this Agreement including any interaction with any employee of the other party pursuant to the Agreement, such party will not: (a) give of offer to give any gift or benefit to said employee, (b) solicit or accept any information, data services, equipment, or commitment from said employee unless same is (i) required or permitted to be solicited or accepted under a contract or other arrangement between XEROX and DOCUMENT SCIENCES, or (ii) made pursuant to a written disclosure Agreement between XEROX and DOCUMENT SCIENCES, or (iii) specifically authorized in writing by the employee's management. As used herein, "employee" includes members of the employee's immediate family and household, plus any other person who is attempting to benefit from his other relationship to the employee. A "party" in this context includes all employees and agents of the party "Gift or benefit" includes money, goods, services, discounts, favors and the like in any form but excluding low value advertising items such as pens, pencils, and calendars "Favoritism" means partiality in promoting the interest of a party over that of the other vendors. Such activity by either party will constitute breach of this Agreement by that party.


                                  Page 6 of 21
               Document Sciences Corporation - Xerox Canada ltd.
              Cooperative Marketing And Customer Support Agreement
                                  July 1, 1997

11.16 Notices. Any notice which may be or is required to be given under this Agreement will be written. Any written notices will be sent by registered mail or certified mail, postage prepaid, return receipt requested. All such notices will be deemed to have been given when received, properly addressed pursuant to the addresses below:


Xerox Canada Ltd.                               DOCUMENT SCIENCES Corporation
Attention: Vice President & General Manager     Attention:Vice President, Business Development
Production Systems Group                        6333 Greenwich Drive - Suite 200
5650 Yonga Street                               San Diego, CA 92122
North York Ontario M2M 4G7














                                  Page 7 of 21
               Document Sciences Corporation - Xerox Canada Ltd.
              Cooperative Marketing And Customer Support Agreement
                                  July 1, 1997

EXHIBIT A - PRODUCTS

CORE PRODUCTS:
  Composition and Development Software, including all operating system platform versions of:
     CompuSet
     CompuPrep
     Emitters (PostScript, PCL5, Metacode, XES, AFP)
     Importers (TIFF, PCL)
     Netprint
     CompuSeries


NON-CORE PRODUCTS:
  Document Library Services
  Desktop Document Manager (DDM)
  Document Viewing Services
  CompuView Navigator

All releases, platforms, and upgrades to both Core and Non-Core listed software.








                                  Page 8 of 21
               Document Sciences Corporation - Xerox Canada Ltd.
              Cooperative Marketing And Customer Support Agreement
                                  July 1, 1997

EXHIBIT B - TERRITORY

Canada













                                  Page 9 of 21
               Document Sciences Corporation - Xerox Canada Ltd.
              Cooperative Marketing And Customer Support Agreement
                                  July 1, 1997

EXHIBIT C - SAMPLE CUSTOMER IDENTIFICATION FORM


________________________________________________________________________________
Prospect/Customer Information:

Company Name:____________________________Contact Name___________________________

Site Address:____________________________Title:_________________________________

Main Telephone Number:___________________Fax Number:____________________________
________________________________________________________________________________

________________________________________________________________________________
Xerox Canada Sales Rep Information:

Sales Rep Name:_________________________________________________________________

Telephone Number:________________________Fax Number:____________________________

Signature:_______________________________Date:__________________________________
________________________________________________________________________________

________________________________________________________________________________
DOCUMENT SCIENCES Sales Rep Information:

Sales Rep Name:_________________________________________________________________

Telephone Number:________________________Fax Number:____________________________

Signature:_______________________________Date:__________________________________
________________________________________________________________________________


Proposed DOCUMENT SCIENCES Product Information:
________________________________________________________________________________
DSC Products   Processing     Projected      In-Place Printers   New Printers
                Platform        Order          Be Supported          To Be
                                 Date                              Supported
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________



XEROX APPROVAL:_________________________  DSC APPROVAL:_________________________



                                 Page 10 of 21
               Document Sciences Corporation - Xerox Canada Ltd.
              Cooperative Marketing and Customer Support Agreement
                                  July 1, 1997

EXHIBIT D - FEE SCHEDULE

SUPPORT FEES:
Fees to be paid to XEROX for providing support as descried in Section 5.02 on DOCUMENT SCIENCES Core Products, as specified in EXHIBIT A, are:

ANNUAL VOLUME OF PRODUCT INITIAL LICENSE          FEE AS % OF INVOICED
----------------------------------------          --------------------
               FEES INVOICED:                           AMOUNT:
               -------------                            ------
               $0 - $500,000                             15%
            $500,001 to $1,000,000                       30%
               over $1,000,001                           40%




  ANNUAL VOLUME OF PRODUCT ANNUAL LICENSE        FEE AS % OF INVOICED
  ----------------------------------------        --------------------
RENEWAL FEES INVOICED FOR ALL CORE PRODUCTS             AMOUNT:
-------------------------------------------             ------
                      All                                 50%


TRAINING FEES:
Fees to be paid to XEROX for providing local initial license training, where included in the price as per Price List (Exhibit F) are:


    PRODUCT          TRAINING DURATION                    FEE PAID
    -------          -----------------                    --------
    Compuset              4.5 Days                          5,000

COST PER COPY LICENSES FEES:

DOCUMENT SCIENCES is currently exploring a Cost Per Copy pricing structure to replace or supplement initial license fees for certain high print volume customers. In the event that an agreement is reached with an existing XEROX customer, DOCUMENT SCIENCES agrees to work with XEROX to develop an appropriate fee sharing formula.




                                  Page 11 of 21
               Document Sciences Corporation - Xerox Canada Ltd.
              Cooperative Marketing And Customer Support Agreement
                                  July 1, 1997

EXHIBIT E - DOCUMENT SCIENCES END USER SOFTWARE LICENSE AND SUPPORT AGREEMENT


                         DOCUMENT SCIENCES CORPORATION
             CANADIAN SOFTWARE LICENSE & SOFTWARE SUPPORT AGREEMENT


SHIP TO:                                   BILL TO:
CUSTOMER:                                  CUSTOMER:
--------------------------------------     ------------------------------------
ATTENTION:                                 ATTENTION:
--------------------------------------     ------------------------------------
TITLE:                                     TITLE:
--------------------------------------     ------------------------------------
DEPARTMENT                                 DEPARTMENT
--------------------------------------     ------------------------------------
ADDRESS                                    ADDRESS
--------------------------------------     ------------------------------------

--------------------------------------     ------------------------------------
CITY:              PROVINCE:               CITY:                 PROVINCE:
--------------------------------------     ------------------------------------
POSTAL CODE        COUNTRY                 POSTAL CODE           COUNTRY
--------------------------------------     ------------------------------------
TELEPHONE:         FAX:                    TELEPHONE:            FAX
--------------------------------------     ------------------------------------


                               SOFTWARE SCHEDULE
                                ADDENDUM #____


SECTION 1: - LICENSED SOFTWARE


Software              Platform         Operating System          Quantity        Initial License Fees      Annual License Fee*
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


PRICE QUOTE GOOD FOR 90 DAYS

* Beginning second year of software usage. Years three and onward will be calculated as 15% of the then-current Initial License Fee


SECTION 2 - HOST COMPUTER SYSTEM

The Licensed software listed herein is licensed for use only on the following CPU host computer system.

Model       Operating System         Serial Number         Location

--------    ------------------       -----------------     --------------


THE INDIVIDUAL SIGNING BELOW AGREES TO BE BOUND BY THE TERMS AND CONDITIONS OF THE LICENSE GRANT, TERMS AND CONDITIONS (SECTIONS 1 THROUGH 16) ATTACHED HERETO AND HEREBY MADE A PART OF THIS AGREEMENT AND WARRANTS HE/SHE IS AN AUTHORIZED REPRESENTATIVE OF CUSTOMER. THIS AGREEMENT SHALL NOT BE EFFECTIVE UNTIL EXECUTED BY CUSTOMER AND ACCEPTED BY AN AUTHORIZED HEADQUARTERS REPRESENTATIVE OF DOCUMENT SCIENCE CORPORATION.

Executed:                                    Accepted:
CUSTOMER:                                    DOCUMENT SCIENCE CORPORATION
         ---------------------------

By:                                          By:
   ---------------------------------            --------------------------------

Name:                                        Name:   Tony N. Domit
   ---------------------------------            --------------------------------

Title:                                       Title:   PRESIDENT & CEO
   ---------------------------------            --------------------------------

Date:                                        Date:
   ---------------------------------            --------------------------------



                                 Page 12 of 21
               Document Sciences Corporation - Xerox Canada Ltd.
              Cooperative Marketing And Customer Support Agreement
                                  July 1, 1997

                  SOFTWARE LICENSE GRANT, TERMS AND CONDITIONS


This Agreement is made and entered into between DOCUMENT SCIENCES CORPORATION ("Document Sciences") and ______________________ ("Customer"), a corporation, with its principal place of business at _____________________________________.

1.   LICENSED SOFTWARE

The term "Licensed Software" shall mean any or all of object code, support documentation, including but not limited to the Reference Manual, System Guide, Quick Reference, User Guide, Release Notes, Font Data Base Reference Manual, Message Guide, PCL Importer Manual, CompuView Manual, CompuPrep Manual, TIFF Importer Manual, NetPrint Notes, Multi-Graphic Consolidator Manual and other related material of the Document Sciences Software Products listed in the Software Schedule(s) and delivered to Customer under this Agreement.

2.   LICENSE GRANT

a. Subject to the payment of the Initial License Fees set forth on the Software Schedule and Addendums thereto, and all other applicable license fees, if any, and subject to the terms and conditions of this Agreement, Document Sciences grants to the Customer a non-transferable, non-assignable (by operation of law or otherwise), non-exclusive license to use the Licensed Software solely for Customer's own internal business purposes on the size, type, and number of central processing units ("CPU") specified on the Software Schedule(s).

b. Customer expressly acknowledges and agrees that license agreements shall be required for all CPU's on which Customer uses the Licensed Software. Customer may license additional Licensed Software for operation on additional CPU's at Document Sciences' then-current charges and subject to Document Sciences' then prevailing terms and conditions, by and through Customer's execution of and Document Sciences' acceptance of Addendums to the Software Schedule which shall become effective upon such acceptance.

c. Title and full ownership rights to the Licensed Software and any copies thereof, shall at all times reside exclusively with Document Sciences and/or its licensors.

3.   PAYMENT

Following the Customer's receipt of the Licensed Software, Xerox Canada on behalf of Document Sciences shall invoice the Customer for the amount owed under this Agreement. Such invoice(s) are payable upon receipt and are considered delinquent if not paid within thirty (30) days.

4.   REDESIGNATION OF HOST COMPUTER SYSTEM

If Customer desires to transfer use of the Licensed Software, wither temporarily or permanently, to a different CPU, or if Customer desires to change CPU's physical location, Customer shall notify Xerox Canada in writing at least 60 days prior to such proposed transfer or relocation and specifically designate the new CPU and/or location. In the event that such prior notice is not possible when the CPU becomes inoperative due to malfunction, Customer may temporarily transfer use of the Licensed Software to a back-up system and promptly notify Xerox Canada in writing of such transfer. With respect to any transfer of the Licensed Software to a new CPU and/or location, Customer (a) assumes full responsibility for all operational changes thereto, and (b) shall bear all costs associated with such transfer and/or relocation, including but not limited to, any and all additional license fees and support costs which may be payable to Xerox Canada in accordance with Document Sciences' then-current charges.

5.   CUSTOMER'S RESPONSIBILITIES

In addition to the other obligations set forth in this Agreement, Customer shall
(a) be solely responsible for and bear all costs associated with determining and maintaining the configuration and operation of the CPU and all associated operating system software and (b) install and operate the Licensed Software on the CPU in accordance with Document Sciences' support documentation.

6.   CONFIDENTIALITY

Customer acknowledges that the Licensed Software contains confidential information of Document Sciences and its licensors. Customer agrees to disclose such confidential information only to its employees and consultants having a clear need for such information to enable Customer to exercise its right under this Agreement. This obligation shall not apply to any portion of the confidential information to the extent that it (a) is or becomes part of the public domain through no fault of Customer or its employees or consultants, (b) was rightfully communicated to Customer free of any obligation of confidence subsequent to the time of receipt, (c) was developed by Customer independently of and without reference to the confidential information, (d) is communicated by Document Sciences to a third party free of any obligation of confidence, or (e) is more than five years after termination of this Agreement.

7.   COPYING RESTRICTIONS

Customer may copy the Licensed Software in whole or in part, only for backup or archive purposes consistent with the license grant in Paragraph 2, but in no event shall the number of copies exceed two. Each copy shall include in readable format any and all confidential, proprietary, and copyright notices or markings contained on the original provided by Document Sciences.

8.   UNAUTHORIZED USE AND CUSTOMER COMPLIANCE

Customer agrees to use all reasonable efforts to ensure that persons employed by Customer or under Customer's direction and control (including consultants) abide by the terms and conditions of this Agreement including, without limitation, not knowingly permitting anyone to use any portion of the Licensed Software for the purpose of deriving its source code. In the event the Customer becomes aware that the Licensed Software is being

                                 Page 13 of 21
               Document Sciences Corporation - Xerox Canada Ltd.
              Cooperative Marketing And Customer Support Agreement
                                  July 1, 1997
used by such persons in a manner not authorized by this Agreement, Customer shall immediately use all reasonable efforts to have such unauthorized use of such Licensed Software immediately cease and shall immediately notify Document Sciences in writing of the unauthorized use.

9.   THIRD PARTY SOFTWARE

The Licensed Software is protected by Copyright and other proprietary rights of Document Sciences and/or, its licensors. Customer may be held directly responsible by such third party licensor for acts relating to the Licensed Software which are not authorized by this Agreement.

10.  TERM OF LICENSE AGREEMENT AND RENEWAL OF LICENSE AGREEMENT

The term of the Agreement shall be twelve (12) months commencing on the date Document Sciences accepts this Agreement and shall be subject to automatic renewal at Document Sciences' then current Annual License Fee applicable to the Licensed Software for additional one year terms unless either party notifies the other of cancellation at least thirty (30) days prior to the end of an annual term. the Annual License Fee shall be due and payable in full on the first day of such one year term.

11.  SOFTWARE SUPPORT

a. Software Support (defined below) for Licensed Software shall be included in the Initial License Fees and Annual License Fees. For purposes of this Agreement, Software Support shall consist of:

     1. Document Sciences sending to Customer from time to time, as Document Sciences deems appropriate, Licensed Software releases or upgrades the primary purpose of which is to maintain compatibility with the then current supported host environment and/or add or enhance Licensed Software features and capabilities.

     2. The provision by Xerox Canada on behalf of Document Sciences of a Customer Support Center Hot-Line number for the resolution of user problems and questions relating to the Licensed Software. The Hot-Line shall be available for live communication between 8:30 a.m. and 5 p.m. EST, Monday through Friday. For the remaining period, Xerox Canada on behalf of Document Sciences shall provide a telephone message recording device which will record Customer's reports.

     3. The submission of Licensed Software problems to Xerox Canada on behalf of Document Sciences via a Problem Report. Document Sciences does not, however, guarantee the correction of any Licensed Software problem.

b. The implementation of all software releases/upgrades is mandatory and the previous release of software will only be supported for six months following the "general availability" of the current release/upgrade as determined by Document Sciences.

c. If Customer fails to implement the most current release or upgrade of the Licensed Software product for any reason whatsoever, Xerox Canada on behalf of Document Sciences may discontinue providing Software Support for any affected Licensed Software product without further liability to Customer.

d. Xerox Canada on behalf of Document Sciences reserves the right to discontinue Software Support for any Licensed Software product at any time after the first anniversary of this Agreement. Xerox Canada on behalf of Document Sciences shall give the Customer at least 30 days prior written notice of the effective date of such discontinuance and shall reimburse Customer the pro rata portion of any prepaid Annual License Fee for Software Support provided that Customer is in full compliance with the terms of this Agreement.

12.  TERMINATION OF AGREEMENT

a. This Agreement shall terminate immediately: (i) upon expiration of its annual term, with written notification (see Paragraph 10 above); (ii) if, upon expiration of thirty (30) days from the date of written notice by Document Sciences of a material curable default under this Agreement is sent to Customer, such default has not been cured; (iii) immediately upon notice in the event of a material default which by its nature cannot be cured; (iv) if Document Sciences elects to accept return of the Licensed Software under Paragraphs 12b or 13 of this Agreement; or (v) to the extent permitted by applicable law, if Customer enters into any composition or arrangement with or for the benefit of its creditors, becomes bankrupt, has a receiver and/or manager appointed to manage its assets, or goes into liquidation, voluntarily or under supervision.

b. Following termination Customer shall (i) promptly discontinue use of the Licensed Software and shall either deliver to Document Sciences and/or destroy all Licensed Software and related materials furnished by Document Sciences, together with all copies of the Licensed Software (including erasing Licensed Software from memory or data storage apparatus under the control of Customer) and (ii) warrant in writing to Document Sciences within thirty (30) days of termination that the Licensed Software, related materials and all copies thereof have been either returned to Document Sciences and/or destroyed and erased from memory and/or data storage apparatus.

c. The obligations of Customer under Paragraph 6 relating to confidential information shall survive termination of this Agreement.

                               GENERAL PROVISIONS

13.  WARRANTY AND DISCLAIMER

a. Document Sciences warrants the physical media on which the Licensed Software is embedded or resident will be free from material defects in material for a period of thirty (30) days from the date of delivery to Customer. Document Sciences shall replace floppy disks, on which the Licensed Software is resident, or incomplete or illegible documentation upon receipt of notification of defect. Customer's sole remedy shall be for Document Sciences to replace the defective media.

                                 Page 14 of 21
               Document Sciences Corporation - Xerox Canada Ltd.
              Cooperative Marketing And Customer Support Agreement
                                  July 1, 1997

b. Document Sciences warrants that for a period of ninety (90) days from the date of delivery to Customer of the Licensed Software, the Licensed Software shall be free from material coding errors. A "material coding error" is an error which results in the Licensed Software being in material nonconformity to its published Document Sciences specifications. Document Sciences does not warrant that the operation of the Licensed Software will be uninterrupted or error-free. The Customer must notify Document
     Sciences in writing of a material coding error within the 90 day warranty period.

     Document Sciences, at its option, may either provide Customer with Licensed Software which is free from, or a workaround which avoids, the material coding error or accept return of the Licensed Software and refund the Customer the license fees paid for such Licensed Software. Document Sciences shall provide the replacement Licensed Software or workaround or refund the license fees within a reasonable time after receiving the notice of a material coding error from Customer. If Document Sciences does not, within a reasonable time after notification, provide the replacement Licensed Software or workaround, Customer's sole remedy shall be to rescind this Agreement.

c. THE EXPRESS WARRANTIES SET FORTH ABOVE ARE THE ONLY EXPRESS WARRANTIES. DOCUMENT SCIENCES DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. DOCUMENT SCIENCES DISCLAIMS ANY AND ALL WARRANTIES AND REPRESENTATIONS MADE BY PERSONS OTHER THAN DOCUMENT SCIENCES INCLUDING, BUT NOT LIMITED TO, DISTRIBUTORS OF ANY DOCUMENT SCIENCES LICENSED SOFTWARE.

D. The express warranties set forth above shall be void if Customer fails to properly use the Licensed Software in the appropriate environment as specified in the support documentation.

14.  PATENT AND COPYRIGHT INDEMNIFICATION

Document Sciences will defend Customer from, and pay any ultimate judgment for, direct infringement in the United States by the Licensed Software of any patent, trade secret, or copyright, if Customer promptly notifies Document Sciences in writing of any alleged infringement, allows Document Sciences to defend, and cooperate with Document Sciences. Document Sciences is not responsible for any non-Document Sciences litigation expenses or settlements unless Document Sciences agrees to them in writing. To avoid infringement, even if not alleged, Document Sciences may, at its option, and at no charge to Customer, obtain a license, or modify, or substitute an equivalent of, or remove the Licensed Software. If Licensed Software is removed by Document Sciences for this reason, the pro rata portion of any prepaid Initial License Fee or Annual License Fee will be refunded. Document Sciences is not liable for any infringement due to the Licensed Software being made or modified (by Document Sciences or others, including Customer) to Customer specifications, or being used or sold in combination with equipment, software, or supplies not provided by Document Sciences. DOCUMENT SCIENCES HAS NO OTHER EXPRESS OR IMPLIED WARRANTY OF NONINFRINGEMENT OR LIABILITY FOR INFRINGEMENT OR ANY DAMAGES THEREFROM.

15.  LIMITATION OF LIABILITY

EXCEPT AS TO INDEMNIFIED MATTERS UNDER 14 ABOVE, IN NO EVENT SHALL DOCUMENT SCIENCES BE LIABLE TO CUSTOMER FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT. IN ADDITION, DOCUMENT SCIENCES' LIABILITY TO CUSTOMER FOR DIRECT DAMAGES SHALL IN NO EVENT EXCEED THE TOTAL AMOUNT OF MONEY ACTUALLY PAID BY CUSTOMER TO DOCUMENT SCIENCES UNDER THIS AGREEMENT.

16.  MISCELLANEOUS

a. No delay or failure of Document Sciences to exercise any right or remedy will operate as a waiver of such right of remedy.

b. Customer acknowledges that its rights in and to the Licensed Software may not be assigned, licensed or otherwise transferred by operation of law or otherwise without the prior written consent of Document Sciences.

c. This Agreement shall be construed in accordance with and be governed by the laws of the State of California.

d. Any notice given under this Agreement shall be in writing and sent by prepaid registered mail or certified airmail, or commercial courier service, return receipt requested. All such notices shall be deemed to have been given when received, addressed in the manner indicated below or at such other addresses as the parties may from time to time notify each other of.

     Notice to Customer:                     Notice to Document Sciences:
     _______________________________         Barbara E. Amantea, CFO
     _______________________________         Document Sciences Corporation
     _______________________________         6333 Greenwich Drive - Suite 100
     _______________________________         San Diego, CA  92122






                                 Page 15 of 21
               Document Sciences Corporation - Xerox Canada Ltd.
              Cooperative Marketing And Customer Support Agreement
                                  July 1, 1997

e. This Agreement is the entire agreement between Customer and Document Sciences pertaining to the Licensed Software and supersedes all proposals or prior and contemporaneous agreements or understandings of Customer and Document Sciences regarding the Licensed Software. CUSTOMER AGREES THAT ANY TERMS AND CONDITIONS CONTAINED IN ANY CUSTOMER PURCHASE ORDER OR OTHER ORDERING DOCUMENT SHALL HAVE NO BINDING EFFECT ON DOCUMENT SCIENCES AND WILL NOT MODIFY THIS AGREEMENT IN ANY WAY. Modification of this Agreement shall not be valid unless in writing and signed by duly authorized representative of both parties.

f. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered, shall constitute a single agreement.

g. If any provision of this Agreement is held invalid, such invalidity shall not effect the validity or enforccability of the other provisions of this Agreement or of the Agreement as a whole.

h. Customer shall be responsible for the payment of any and all taxes on the Initial License Fee and Annual License Fees, other than taxes based on Document Sciences' net income or Document Sciences' privilege taxes.





                                 Page 16 of 21
               Document Sciences Corporation - Xerox Canada Ltd.
              Cooperative Marketing and Customer Support Agreement
                                  July 1, 1997

EXHIBIT F - DOCUMENT SCIENCES PRODUCTS AND SERVICES PRICE LIST


                DOCUMENT SCIENCES SOFTWARE INITIAL LICENSE FEES

                  - FOR CANADIAN INSTALLATIONS - PRICES IN $US

                                EFFECTIVE 4/1/97

HOST AND SERVER PRODUCTS
________________________________________________________________________________
Software Licenses (1)                 Mainframe (2)      Midrange (3)    PC (4)
________________________________________________________________________________
CompuSet (5) 6.x                         $82,500           $60,500      $38,500
________________________________________________________________________________
   Upgrade (6) from XICS 5.x             $22,000              --           --
________________________________________________________________________________
   Platform Migration to Midrange
   or PC Class                          $11,000              --           --
________________________________________________________________________________
CompuPrep 6.x                           $13,200            $8,800       $4,400
________________________________________________________________________________
Emitters (7) - Metacode, PostScript,
  AFP, or PCL5                          $11,000            $7,700       $3,300
________________________________________________________________________________
DLS Server (8)  4.x                    $110,000 (9)          --        $55,000
________________________________________________________________________________
DVS Server (10) 1.x - includes
  Xerox Print Emulator                  $55,000           $44,000      $33,000
________________________________________________________________________________
DVS CompuSet (10) 6.x - includes 10
  CompuViews                            $33,000           $27,500      $22,000
________________________________________________________________________________


DESKTOP WINDOWS PRODUCTS
COMPUSERIES*  Requires CompuSet License
_____________________________________________________
Software Licenses (1)           Each Seat
_____________________________________________________
CompuSeries II Win95            $13,200
_____________________________________________________
Upgrade from CompuPack           $2,200
_____________________________________________________
Upgrade from Build/Spec          $3,300
_____________________________________________________
Upgrade from Build               $7,700
_____________________________________________________
CompuBuild DDE Win 3.x           $5,500
_____________________________________________________


DOCUMENT VIEWING* Requires
DVS CompuSet or Server License
_____________________________________________________
Software Licenses (1)         Seat Pricing
_____________________________________________________
CompuView Win95    $275 (QTY=1) TO $55 (QTY=1000)
_____________________________________________________

DLS NETDRIVE* Requires CompuSet or CompuSeries License
_____________________________________________________
Software Licenses (1)                 Win95 PC
_____________________________________________________
DLS NetDrive (8) Win95                $38,500
_____________________________________________________
DLS NetDrive (8) Bundle with          $55,000
  CompuSeries II, Emitter Win95
_____________________________________________________


DOCUMENT MANAGER*  Requires DLS Server
                   or NetDrive License
_____________________________________________________
Software Licenses (1)                 Each Seat
_____________________________________________________
DDM/Migrate Client Win3.x              $5,500
_____________________________________________________
DDM/Edit Client Win3.x                 $3,300
_____________________________________________________
DDM/Modify Client Win3.x               $2,200
_____________________________________________________

Win3.xx for Win3.1 or later, Win95 for Win95 or later. Pricing in $US. Prices and conditions subject to change without notice.

(1) Initial License Fee for the first 12 months is prepaid in advance. Beginning on the first day of the 13th month of usage and each year thereafter, the Annual License fee must be paid to retain use rights. Annual License Fee, calculated at 15% of Initial License Fees, will be billed annually in advance. Software support, as defined in Section 11 of the Sofware License & Software Support Agreement, is included in the Initial and Annual License Fees.

(2) Mainframe Class. Mainframe Operating Systems including: IBM MVS, VM, and DOS/VSE; DEC Vax VMS, Alpha Open VMS; UNISYS 1100/90, 2200, and A-Series. DVS Server available on select systems. DLS Server available on IBM/MVS only.

(3)  Midrange Class: Unix Operating Systems including: DEC Alpha OSF, DG
     Unix, HP Unix, IBM AIX, NCR Unix, Pyramid Unix, SGI Unix, Sequent, Sun Solaris, and UNISYS Unix. DVS Server available on select Unix systems. DLS Server NOT available on Unix systems.

(4) PC Class: PC Operating Systems including: SCO Unix, IBM OS/2, Windows NT, Windows 95, and PC DOS. DVS Server available on select PC systems. DLS Server available on Windows NT and OS/2 systems only.

(5) One week of training at XEROX Training Center is included in the Initial License Fee. If required by the Customer, Software installation and Setup at Customer Site is also included by XEROX in the Initial License Fee.

(6) CompuSet 6.x Upgrade for XICS 5.x. Upgrade fee includes software support, per Section 11 of the Software License & Software Support Agreement.







                                 Page 17 of 21
               Document Sciences Corporation - Xerox Canada Ltd.
              Cooperative Marketing And Customer Support Agreement
                                  July 1, 1997

7    CompuSet 6.x includes choice of one Emitter (Metacode, Postscript, AFP, or
     PCL5). Additional Emitters are optional.

8 Mainframe DLS Server for IBM/MVS CICS systems only. PC DLS for OS/2 and Windows NT systems only. DLS/NetDrive available on Windows 95 only. Software Installation, Integration, Training and Setup at Customer Site is available, at an incremental price, from DOCUMENT SCIENCES Consulting organization or its Authorized providers.

9. Mainframe DLS for IBM/MVS is a Data Retrieval product and is licensed and warranted by Data Retrieval. DOCUMENT SCIENCES is an Authorized Distributor of this product.

10. DVS Server includes viewing support for CompuSet (All Platforms) and Xerox LCDS and Metacode print streams (MVS and select Unix platforms only). DVS CompuSet includes viewing support for CompuSet Only. Software installation and Setup at Customer Site is included by DOCUMENT SCIENCES in the initial License Fee. One Day of training at the San Diego Training Center is also included by DOCUMENT SCIENCES in the Initial License Fee.

                      ANNUAL SOFTWARE RENEWAL LICENSE FEES

Additional One Year Software License Renewal Fee*......15% of DOCUMENT SCIENCES'
                                                       then-current License Fee

*as per End User License Agreement, Exhibit E Section 10.


                                SERVICES PRICING

SOFTWARE INSTALLATION

     STANDARD: Software installation and Setup at customer site is included in the Initial License Fee for CompuSet and/or installation of one copy (seat)
     of CompuSeries II,........................................provided by XEROX

     SUPPLEMENTAL: If DOCUMENT SCIENCES software installation is desired on-site...................................................$2,750/day*

CUSTOMER TRAINING

     STANDARD: Basic training at the XEROX Toronto Training Center, for 2 students attending within one year of initial software licensing, is included in the Initial License Fee for
     CompuSet..................................................provided by XEROX

     If DOCUMENT SCIENCES TRAINING IS DESIRED PER STUDENT:
     SAN DIEGO TRAINING CENTER
          COMPUSET BASIC: 4 1/2 Days Classroom.................$1,375*
          COMPUSET ADVANCED: 3 Days Classroom..................$2,035*
          COMPUSET SYSTEM: 2 Days Classroom....................$1,100*
          DLS BASIC: 2 Days Classroom..........................$  825*
          DVS BASIC: 1 Day Classroom...........................$  275*
     CUSTOMER SITE: Per 6 students. Additional students quoted separately.
          BASIC, ADVANCED, OR CUSTOMIZED TRAINING CLASSES......$1,650/day*

APPLICATION CONSULTING PROVIDED BY DOCUMENT SCIENCES
          Application Design, Data Tagging, StyleSpec/PrepSpec
          Development, DLS Integration, Text and Graphics
          Conversion, DCLIB Creation, Font Database
          Customization, DVS Indexing, Printer Integration,
          and Creation of Masters or Print-ready files will be
          priced by job........................................Quoted

                     *Travel and accommodations additional

            Prices and conditions subject to change without notice.




                                  Page 18 of 21
               Document Sciences Corporation - Xerox Canada Ltd.
              Cooperative Marketing And Customer Support Agreement
                                  July 1, 1997

EXHIBIT G - SOFTWARE MAINTENANCE AGREEMENT

10   XEROX'S RESPONSIBILITIES:

XEROX shall have the following responsibilities for all Core Products, as listed in Exhibit A: (a) Provide support to all Customers in the Territory including, without limitation (i) on-site installation of the Products, if required, or support sufficient to enable the Customers to install the Products themselves;
(ii) customer training regarding operation of the Products; (iii) telephone hot-line support from 8:30 a.m. to 5 p.m. EST, Monday to Friday; (b) Promptly inform DOCUMENT SCIENCES about new problems or errors with any of the Products which are reported by Customers or discovered by XEROX.

20   DOCUMENT SCIENCES' RESPONSIBILITIES

a) Software Support (defined below) for Licensed Software shall be included in the Initial And Annual License Fees. For purposes of this Agreement, Software Support shall consist of the following:

     i) DOCUMENT SCIENCES sending to XEROX from time to time, as DOCUMENT SCIENCES deems appropriate, Licensed Software releases or upgrades made generally available by DOCUMENT SCIENCES to its customers, the primary purpose of which is to maintain compatibility with the then current supported host environments and/or add or enhance Licensed Software features and capabilities. However, DOCUMENT SCIENCES reserves the right to charge End User customers a separate License and/or support fee for a release or upgrade of the primary feature of which, in DOCUMENT SCIENCES' sole discretion, is a material enhancement to the features and/or capabilities of the Licensed Software.

     ii) The provision by DOCUMENT SCIENCES of a XEROX Support Center Hot-Line number for the resolution of problems and questions relating to the Licensed Software. The Hot-Line shall be available to XEROX for live communication from 6am to 5pm Pacific Time, Monday through Friday. For other periods, DOCUMENT SCIENCES will provide a telephone message recording device which will record XEROX's reports.

     iii) The submission of Licensed Software problems to DOCUMENT SCIENCES via a Problem Report. DOCUMENT SCIENCES does not, however, guarantee the correction of any Licensed Software Problem.

b) The implementation of all software releases/upgrades is mandatory and the previous release of software will only be supported for six (6) months following the "general availability" of the current release/upgrade as determined by DOCUMENT SCIENCES.

c) if XEROX fails to implement the most current release or upgrade of a Licensed Software Product supplied by DOCUMENT SCIENCES, for any reason whatsoever, DOCUMENT SCIENCES may discontinue providing Software Support for any affected Licensed Software Product within further liability to XEROX.

d) DOCUMENT SCIENCES reserves the right to discontinue Software Support for any Licensed Software product at any time after the first anniversary of this Agreement. DOCUMENT SCIENCES shall give XEROX at least ninety (90) days prior written notice of the effective date of such discontinuance and shall reimburse XEROX the pro rata portion of any prepaid Annual License Fees for Software Support provided that XEROX is in full compliance with the terms of this Agreement.

e) DOCUMENT SCIENCES will provide all and any reasonable information to XEROX regarding any Licensed Software configuration or supported applications where XEROX was not involved in the sale referral but where XEROX will be providing local software support services, as outlined above. Exhibit H lists the minimum information that XEROX would require to provide such support.



                                  Page 19 of 21
               Document Sciences Corporation - Xerox Canada Ltd.
              Cooperative Marketing And Customer Support Agreement
                                  July 1, 1997

EXHIBIT H - SAMPLE CUSTOMER CONFIGURATION FORM

                       CUSTOMER CONFIGURATION INFORMATION

Customer:

Name:          _______________________________________
Address:       _______________________________________
               _______________________________________

CPU Location:

Contact:       _______________________________________
Address:       _______________________________________
               _______________________________________
               _______________________________________
Telephone:     (  )___-___________Fax: (  )___-_______

Software Information:

Effective Date:                    ___/___/19__

Platform for production:           IBM / SUN / DEC / PC / Other _________

Model of Host:                     __________ / __________

Platform for development:          IBM / SUN / DEC / PC / Other _________

Model of Host:                     __________ / __________

List included software:            ______________________________________

                                   ______________________________________

                                   ______________________________________

List output devices:               ______________________________________

                                   ______________________________________


Describe connectivity for above    ______________________________________
for above output devices:
                                   ______________________________________

If networked, describe type:       ______________________________________

                                   ______________________________________

List Third Party Protocol Boxes:   ______________________________________


                                 Page 20 of 21
               Document Sciences Corporation - Xerox Canada Ltd.
              Cooperative Marketing And Customer Support Agreement
                                  July 1, 1997

EXHIBIT I - SAMPLE LICENSE TERMINATION LETTER


                              CERTIFICATION LETTER


RE: TERMINATED LICENSED SOFTWARE

This letter will certify that on ____________ (date), we/I discontinued use of ___________________________________________________ (Document Sciences
Corporation) software products and have destroyed or have delivered to Document Sciences Corporation all the above named software and related materials.

We/I further certify that above listed Document Sciences Corporation software products were erased from memory or data storage apparatus under the control of the undersigned.


By:

_____________________________
Company Name


_____________________________
Address


_____________________________
Signature and Title


_____________________________
Date



                                 Page 21 of 21
               Document Sciences Corporation - Xerox Canada Ltd.
              Cooperative Marketing And Customer Support Agreement
                                  July 1, 1997